Taxes On Income	12 Months Ended
Dec. 31, 2018
Income Tax Expense (Benefit), Continuing Operations [Abstract]
Taxes On Income	TAXES ON INCOME

A.    APPLICABLE TAX LAWS

(1)	Israeli Corporate Income Tax Rates

Generally, regular corporate tax rates and real capital gain tax rates in Israel were 23%, 24% and 25% for the years 2018, 2017 and 2016, respectively.

(2)	Tax benefits under Israel’s Law for the Encouragement of Industry (Taxes), 1969:

Elbit Systems and most of its subsidiaries in Israel currently qualify as “Industrial Companies”, as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, these companies are entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation, the right to deduct public issuance expenses for tax purposes and an election under certain conditions to file a consolidated tax return with additional related Israeli Industrial Companies.

In December 2015, Elbit Systems and certain of its Israeli subsidiaries (also industrial companies) submitted an election notice to the Israel Tax Authority to file a consolidated tax return starting from tax year 2015.

(3)	Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

The operations of Elbit Systems and certain of its Israeli subsidiaries (“the Companies”) have been granted “Approved Enterprise” status under Israel’s Law for the Encouragement of Capital Investments, 1959 (the “Law”). Accordingly, certain income of the Companies derived from the Approved Enterprise programs is tax exempt for two years and subject to reduced tax rates of 25% for five year to eight year periods or tax exempt for a ten year period, commencing in the first year in which the companies had taxable income (limited to twelve years from commencement of production or fourteen years from the date of approval, whichever is earlier).

An Amendment to the Law from 2005 defines the “Privileged Enterprise” status rather than the previous Approved Enterprise status and limits the scope of enterprises which may qualify for Privileged Enterprise status by setting criteria such as that at least 25% of the Privileged Enterprise program’s income be derived from exports. Additionally, the 2005 Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require an Investment Center approval in order to qualify for tax benefits. Similar criteria have been set for the “Preferred Enterprise” status which was added in an Amendment to the Law in 2011. Companies are not required to receive an Investment Center approval in order to qualify for the tax benefits under the Preferred Enterprise status, however, companies which are under an Approved Enterprise or Privileged Enterprise programs must waive their former benefits in order to elect the Preferred Enterprise regime.

Tax-exempt income generated by the Company and certain of its Israeli subsidiaries’ Approved Enterprises and Privileged Enterprises will be subject to tax upon dividend distribution or complete liquidation. Income generated under a Preferred Enterprise is not subject to additional taxation to the Company or its Israeli subsidiaries upon distribution or complete liquidation.

The entitlement to the above benefits is subject to the Companies’ fulfilling the conditions specified in the Law, and the regulations promulgated thereunder and the letters of approval for the specific investments in Approved Enterprises. In the event of failure to comply with these conditions, the benefits may be canceled and the companies may be required to refund the amount of the benefits, in whole or in part, including interest.

As of December 31, 2018, the Company’s management believes that the Company and its Israeli subsidiaries met all conditions of the Law and letters of approval.

Note 18 - TAXES ON INCOME (Cont.)

A.    APPLICABLE TAX LAWS (Cont.)

(3)	Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

As of December 31, 2018, retained earnings of the Company included approximately $646,000 in tax-exempt profits earned by the Company’s Approved Enterprises. If the retained tax-exempt income were to be distributed, with respect to the Approved Enterprises it would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected the alternative tax benefits track, and an income tax liability would be incurred of approximately $162,000 as of December 31, 2018.

The boards of directors of the Company and its applicable Israeli subsidiaries have decided that their policy is not to declare dividends out of such tax-exempt income. Accordingly, no deferred income taxes have been provided on exempt income attributable to the Companies’ Approved Enterprises and Privileged Enterprises, as such retained earnings are essentially permanent in duration.

In Israel, income from sources other than the Approved Enterprises, Privileged Enterprises and Preferred Enterprises during the benefit period will be subject to tax at the regular corporate tax rate.

Enhancement of Current Tax Incentives Regime:
Tax incentives in Israel are also available to certain Israeli industrial companies and to R&D centers (operating on a cost plus basis) under two tracks: (i) a Preferred Enterprise and (ii) a Special Preferred Enterprise, aimed at large enterprises that meet certain investment requirements. Accordingly, a Preferred Enterprise is eligible for a reduced corporate income tax rate of 16%. However, if the company is located in Jerusalem or in certain northern or southern parts of Israel, the tax rate was further reduced to 9%. On 15 December 2016, the Finance Committee approved a further 1.5% reduction in the tax rate for such locations, from 9% to 7.5%.

Since the Company and its Israeli subsidiaries are operating under more than one program or incentive segment, and since part of their taxable income is not entitled to tax benefits under the Law and is taxed at the regular tax rates, the effective tax rate is the result of a weighted combination of the various applicable rates and tax exemptions, and the computation is made for income derived from each program on the basis of formulas specified in the law.

The Israeli Parliament enacted a reform to the Law, effective January 2011. According to the reform, a flat rate tax applies to companies eligible for the Preferred Enterprise status. In order to be eligible for a Preferred Enterprise status, a company must meet minimum requirements to establish that it contributes to the country’s economic growth and is a competitive factor for the Gross Domestic Product (a competitive enterprise).

Israeli companies which currently benefit from an Approved Enterprise or Privileged Enterprise status and meet the criteria for qualification as a Preferred Enterprise can elect to apply the Preferred Enterprise benefits by waiving their benefits under the Approved Enterprise and Privileged Enterprise status. The Company and several of its Israeli subsidiaries have elected the Preferred Enterprise status.

Benefits granted to a Preferred Enterprise include reduced and gradually decreasing tax rates. In peripheral regions (Development Area A) the reduced tax rate was 10% in 2012 and 7% in 2013. In other regions the tax rate was 15% in 2012, and 12.5% in 2013. Following the enactment of the National Priorities Law, effective January 1, 2014, the reduced tax rate is 9% in the Development Area A regions and 16% in other regions. Preferred Enterprises in peripheral regions are eligible for Investment Center grants, as well as the applicable reduced tax rates.

Note 18 - TAXES ON INCOME (Cont.)

A.    APPLICABLE TAX LAWS (Cont.)

(3)	Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

A distribution from a Preferred Enterprise out of “Preferred Income” through December 31, 2013, was subject to 15% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates) and effective January 1, 2014, is subject to 20% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates).

In December 2016, the Knesset (Israeli Parliament) approved amendments to the Law that introduce an innovation box regime for intellectual property (IP)-based companies, enhanced tax incentives for certain industrial companies and reduced the standard corporate tax rate and certain withholding rates starting in 2017.

Innovation Box Regime Special Technological Preferred Enterprise
The new regime was tailored by the Israeli government to a post-base erosion and profit shifting (“BEPS”) world, encouraging multinationals to consolidate IP ownership and profits in Israel along with existing Israeli research and development (“R&D”) functions. Tax benefits created to achieve this goal include a reduced corporate income tax rate of 6% on IP-based income and on capital gains from future sale of IP.

The 6% tax rate would apply to qualifying Israeli companies that are part of a group with global consolidated revenue of over NIS 10 billion (approximately US $2.8 billion). Other qualifying companies with global consolidated revenue below NIS 10 billion would be subject to a 12% tax rate. However, if the Israeli company is located in Jerusalem or in certain northern or southern parts of Israel, the tax rate is further reduced to 7.5%. Additionally, withholding tax on dividends for foreign investors would be subject to a reduced rate of 4% for all qualifying companies (unless further reduced by a treaty).

Entering into the regime is not conditioned on making additional investments in Israel, and a company could qualify if it invested at least 7% of the last three years’ revenue in R&D (or incurred NIS 75 million in R&D expense per year) and met one of the following three conditions:

1. At least 20% of its employees are R&D employees engaged in R&D (or more than 200 R&D employees);
2. Venture capital investments of NIS 8 million were previously made in the company; or
3. Average annual growth over three years of 25% in sales or employees.

A company that does not meet the above conditions may still be considered as a qualified company at the discretion of the Israeli Innovation Authority of the Ministry of Economy and Industry (formerly, the Office of the Chief Scientist). Companies wishing to exit from the regime in the future will not be subject to clawback of tax benefits. The Knesset also approved a stability clause in order to encourage multinationals to invest in Israel. Accordingly, companies will be able to confirm the applicability of tax incentives for a 10-year period under a pre-ruling process. Further, in line with the new Organization for Economic Co-operation and Development (“OECD”) Nexus Approach, the Israeli Finance Minister will promulgate regulations to ensure companies are benefiting from the regime to the extent qualifying R&D expenditures are incurred. The regulations were set to be finalized by March 31, 2017, with new amendments to the Law coming into effect after the regulations have been finalized. Accordingly, the new law was not considered enacted at December 31, 2016.

On May 16, 2017, the Knesset Finance Committee approved the regulations effective as of January 1, 2017.
As of December 31, 2018, the Company's management believes that Elbit Systems' and certain of its Israeli subsidiaries' meet the conditions and qualify as a "Special Preferred Technological Enterprise" tax regime. As a result, the primary effect of applying the Special Preferred Technological Enterprise tax regime on the Company's deferred tax assets, net, balance as of December 31, 2017, was a reduction in the amount of approximately $9,500.
Note 18 - TAXES ON INCOME (Cont.)

B.    NON-ISRAELI SUBSIDIARIES

Non-Israeli subsidiaries are generally taxed based upon tax laws applicable in their countries of residence.

In December 2017, the Tax Cuts and Jobs Act (the "2017 Tax Act") was enacted in the United States. The 2017 Tax Act represents major tax reform legislation that, among other provisions, reduces the U.S. corporate tax rate. The 2017 Tax Act includes a number of changes that impact the Company's U.S. subsidiaries, most notably, a reduction of the U.S. corporate income tax rate from 35% to 21% effective as of January 1, 2018.

The 2017 Tax Act also provides for a one-time transition tax on certain foreign earnings and the acceleration of depreciation for certain assets placed into service after September 27, 2017, as well as prospective changes beginning in 2018, including repeal of the domestic manufacturing deduction, acceleration of tax revenue recognition, capitalization of research and development expenditures, additional limitations on executive compensation and limitations on the deductibility of interest.

The Company recognized the income tax effects of the 2017 Tax Act in its 2017 consolidated financial statements in accordance with Staff Accounting Bulletin No. 118, which provides SEC staff guidance for the application of ASC 740, "Income Taxes", in the reporting period in which the 2017 Tax Act was enacted. As a result, the Company's financial results reflect in the income tax effects of the 2017 Tax Act for which the accounting under ASC 740 is complete and provisional amounts for those specific income tax effects of the 2017 Tax Act for which the accounting under ASC 740 is incomplete but a reasonable estimate could be determined.

The changes to existing U.S. tax laws as a result of the 2017 Tax Act, which had the most significant impact on the Company's federal income taxes are related to the reduction of the U.S. corporate income tax rate and such effect on deferred tax assets and liabilities. The Company remeasured certain deferred tax assets, net, based on the rates at which they are expected to reverse in the future, which is generally 21%. As a result, the amount recorded related to the remeasurement of the Company's deferred tax assets, net, balance was $10,950, which is included as an increase in income tax expense and a corresponding reduction in the deferred tax assets, net, as of December 31, 2017.

The Company applied the guidance in Staff Accounting Bulletin 118 when accounting for the enactment-date effect of the Tax Act in 2017, and throughout 2018. At December 31, 2017, the Company substantially completed its provisional analysis of the income tax effects of the Tax Act and recorded a reasonable estimate in 2017 of such effects. During 2018, the Company refined its calculations, evaluated changes in interpretations and assumptions that were made, applied additional guidance issued by the U.S. Government, and evaluated actions and related accounting policy decisions that were made. As of December 31, 2018, the Company completed its accounting for all of the enactment-date income tax effects of the Tax Act and did not identify any material changes to the provisional, for the year ended December 31, 2017, related to the Tax Act.

C.    INCOME FROM CONTINUING OPERATIONS BEFORE TAXES ON INCOME

	Year ended December 31,
	2018	2017	2016
Income before taxes on income:
Domestic	$195,491	$245,680	$234,643
Foreign	41,831	39,166	44,558
	$237,322	$284,846	$279,201

Note 18 - TAXES ON INCOME (Cont.)

D.    TAXES ON INCOME

	Year ended December 31,
	2018	2017	2016
Current taxes:
Domestic	$17,805	$24,070	$44,095
Foreign	7,672	12,070	14,454
	25,477	36,140	58,549
Adjustment for previous years:
Domestic	(1,287)	(2,481)	(18,630)
Foreign	(1,266)	(1,849)	8
	(2,553)	(4,330)	(18,622)
Deferred income taxes:
Domestic	5,387	12,700	4,605
Foreign (*)	(1,866)	11,075	1,085
	3,521	23,775	5,690
Total taxes on income	$26,445	$55,585	$45,617

Total:
Domestic	$21,905	$34,289	$30,070
Foreign	4,540	21,296	15,547
Total taxes on income	$26,445	$55,585	$45,617

(*) Includes $10,950 in deferred tax asset adjustments in 2017, related to the tax reform in the U.S.
Note 18 - TAXES ON INCOME (Cont.)

E. UNCERTAIN TAX POSITIONS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017
Balance at the beginning of the year	$55,087	$46,847
Additions related to interest and currency translation	(1,241)	5,455
Additions based on tax positions taken during a prior period	4,625	2,708
Reductions related to tax positions taken during a prior period	119	(4,278)
Reductions related to settlement of tax matters	(1,294)	(5,589)
Additions based on tax positions taken during the current period (*)	3,157	10,489
Reductions related to a lapse of applicable statute of limitation	(509)	(545)
Balance at the end of the year	$59,944	$55,087

(*)    Includes an amount of $2,005 related to acquisitions of subsidiaries during 2018.

At December 31, 2018 and 2017, the Company had a liability for unrecognized tax benefits of $59,944 and $55,087, respectively, including an accrual of $4,507 and $2,532 for the payment of related interest and penalties, respectively. The Company recognizes interest and penalties related to unrecognized tax benefits in the provision for income taxes.

During 2018 and 2017, the Company and certain of its subsidiaries settled certain income tax matters pertaining to multiple years in Israel and Europe. As a result of the settlement of the tax matters, the Company recorded tax benefits of approximately $1,157 and $5,500 during the years 2018 and 2017 respectively, in the statements of income in “taxes on income”. Following the examination by the Israeli Tax Authority, the Company applied some of the items for which a settlement was reached to subsequent outstanding years.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. Certain Israeli subsidiaries of the Company are currently undergoing tax audits by the Israeli Tax Authority.

As a result of ongoing examinations, tax proceedings in certain countries and additions to unrecognized tax benefits for positions taken and interest and penalties, if any, arising in 2018, it is not possible to estimate the potential net increase or decrease to the Company’s unrecognized tax benefits during the next twelve months.

Note 18 - TAXES ON INCOME (Cont.)

F.    DEFERRED INCOME TAXES

Significant components of net deferred tax assets and liabilities are based on separate tax jurisdictions as follows:

	December 31,
	2018	2017
Deferred tax assets:
Reserves and allowances	$52,691	$25,127
Inventory allowances	—	—
Property, plant and equipment	465	(2,324)
Other assets	47,354	22,194
Net operating loss carry-forwards	63,945	13,687
	164,455	58,684

Valuation allowance	(121,651)	(7,326)
Net deferred tax assets	42,804	51,358

Deferred tax liabilities:
Intangible assets	(2,640)	(2,591)
Property, plant and equipment	(10,132)	(10,661)
Reserves and allowances	(10,110)	(4,774)
	(22,882)	(18,026)
Net deferred tax assets(*)	$19,922	$33,332

Deferred tax assets and liabilities are measured based on the enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. As such, during 2017, the Company remeasured its deferred tax assets net, as a result of the enactment of the 2017 Tax Act in the U.S. and appled the provisions of the "Special Preferred Technological Enterprise" tax regime in Israel. The primary effect of the remeasurements was a reduction in deferred tax assets, net, in the aggregate amount of approximately $20,450.

The net tax effect of applying the provisions of the "Special Preferred Technological Enterprise" tax regime in Israel was immaterial in 2017 as the decrease in current taxes offset the increase in the deferred tax assets.

(*) The net deferred tax assets include deferred tax liability in the amount of $1,400 with respect to investment in subsidiaries at fair value, and a deferred tax asset in the same amount with respect to capital gain losses that can be utilized in case of realization of this investment.

G.	CARRY-FORWARD TAX LOSSES

As of December 31, 2018, the Company and its Israeli subsidiaries had estimated total available carry-forward operating tax losses of approximately $419,719, and its non-Israeli subsidiaries had estimated available carry-forward operating tax losses of approximately $30,297. The Company had also carry-forward capital losses of approximately $44,361, out of which a valuation allowance was provided in the sum of approximately $39,596.

Note 18 - TAXES ON INCOME (Cont.)

H.	RECONCILIATION

Reconciliation of the actual tax expense as reported in the statements of operations to the amount computed by applying the Israeli statutory tax rate is as follows:

	Year ended December 31,
	2018	2017	2016
Income before taxes as reported in the consolidated statements of income	$237,322	$284,846	$279,201
Statutory tax rate	23.0%	24.0%	25.0%
Theoretical tax expense	$54,584	$68,363	$69,800
Tax benefit arising from reduced rate as an “Approved, Privileged and Preferred Enterprise” and other tax benefits (*)	(17,132)	(15,749)	(16,072)
Tax adjustment in respect of different tax rates for foreign subsidiaries	687	2,946	3,597
Changes in carry-forward losses and valuation allowances	927	4,135	5,290
Taxes resulting from non-deductible expenses	2,159	1,634	3,144
Difference in basis of measurement for financial reporting and tax return purposes	(13,775)	(3,257)	135
Taxes in respect of prior years (See D above)	(2,553)	(4,330)	(18,622)
Other differences, net	1,548	1,843	(1,655)
Actual tax expenses	$26,445	$55,585	$45,617
Effective tax rate	11.14%	19.51%	16.34%

(*) Net earnings per share – amounts of the benefit resulting from the Approved, Privileged and Preferred Enterprises:
Basic and diluted	$0.40	$0.37	$0.38

I.	FINAL TAX ASSESSMENTS

Final income tax assessments have been received by the Company up to and including the tax year 2014 and by certain subsidiaries up to 2015.